Message From The Investment Adviser                        Brenton Mutual Funds
-------------------------------------------------------------------------------

Dear Shareholders:

Since our last report six months ago, the U.S. economy has exhibited stronger-than-expected growth. Strong job growth, rising wages, and higher consumer confidence in combination with year-end bonuses, tax refunds, and a jump in mortgage refinancings served to boost the economy in the fourth quarter of 1996 and into the first quarter of 1997. Estimates for first quarter real GDP growth have in recent weeks been raised to a very solid 4.0%.

The economy is currently growing faster than the Federal Reserve would like, and in response, the Fed decided to raise the target Fed Funds rate by 0.25% to 5.5% on March 25, 1997. This was the first interest rate hike by the Fed in two years! The Fed is concerned that rapid economic growth could result in building inflationary pressures. The big question which now faces the financial markets is whether this is the first in a series of Fed tightenings or if one rate hike will be enough to slow the economy.

We believe the economy is currently experiencing a short-term cyclical bounce much like what occurred during the first half of last year. Looking ahead, we expect the economy to slow in the latter half of the year. While it may be premature, there are signs which suggest the economy may already be slowing from its rapid pace of the last six months. Surveys of current business conditions have softened in the past several weeks, unemployment claims have stopped falling and have been stable for the last two months, Business Week's production index has recently slowed, and the U.S. dollar has been strong. In addition, year-end bonuses are now behind us, and the pace of tax refunds has slowed significantly from the first of the year. Also, in the past when the Fed has raised rates over a prolonged period of time, raw industrial commodity prices have been soaring indicating strong economic conditions. Currently, raw industrial prices are not in a strong upward trend. They have actually been in a sideways trading range for the last two years and more recently have been declining. This is not suggestive of strong, sustainable growth for the economy.

While the economy has clearly strengthened in the last six months, we do not think it is booming. We would not be surprised to see the economy slow to a growth rate of 2.0% to 2.5 % later in the year and for inflation to remain under control.

INTERMEDIATE U.S. GOVERNMENT FUND

The first three months of 1997 were not kind to fixed income investors. After a strong bond rally carried the 10 year Treasury yield to 6.04% in late November, interest rates began rising in December and this rise in rates accelerated during the first quarter. By quarter-end, the ten-year yield had surged to 6.90%. To put this information into proper perspective, an investor who bought the ten-year Treasury on November 29, 1996, at a yield of 6.04%, would have realized an annualized total return of -11.99% between November 29 and March

SHARES OF THE FUNDS ARE NOT FDIC INSURED, NOR ARE THEY INSURED BY ANY GOVERNMENT AGENCY. FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BRENTON BANK OR ITS AFFILIATES. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE BRENTON MUTUAL FUNDS ARE A FAMILY OF MUTUAL FUNDS DISTRIBUTED BY BISYS FUND SERVICES WHICH IS INDEPENDENT OF BRENTON BANK AND IT AFFILIATES. BRENTON BROKERAGE IS A REGISTERED BROKER-DEALER FROM WHOM SHARES OF THE BRENTON MUTUAL FUNDS MAY BE PURCHASED.

-------------------------------------------------------------------------------

Message From The Investment Adviser                         Brenton Mutual Funds
--------------------------------------------------------------------------------

31, 1997. Even the "safe" two-year Treasury produced a very nominal annualized return of 2.12% during this period.

Despite howls of protest from many camps, Democrat as well as Republican, the Federal Reserve appears to have embarked on a mission that will sustain our low inflation environment for the foreseeable future. The Fed tries to be a forward-looking body, and those who use the Consumer Price Index, for example, as a proxy for future inflation are missing the point. The Fed apparently believes that the strong economy that has been in evidence during the past six months has significantly raised the risk of higher prices for goods and services in the near future. Unless economic reports begin showing signs of moderation, we expect to see at least one and probably two additional 25 basis point (0.25%) increases in the overnight lending rate. At this point in time, the odds are favorable that this will be enough "medicine" to cure any inflationary virus that may have emerged.

We believe the Intermediate U.S. Government Fund is currently structured to take advantage of the forecast described in the preceding paragraph. We have adopted a "barbell" investment strategy which should work well in a time of rising interest rates. We believe short-term and intermediate (less than five years) rates will rise more than long-term rates. Thus, we are projecting a flatter yield curve over the next few months. At the time of this writing, the Fund's duration, that is the sensitivity to the interest rate movements, is roughly equal to the duration of our benchmark index.

Our mission is unchanged. We will seek to add value to our shareholders by purchasing bonds that we believe are undervalued or underappreciated by the market. We do not believe the rise in interest rates is over, but we will be watching closely for consistent signs of economic moderation in order to begin extending our maturities.

                 Intermediate U.S. Government Securitites Fund

Value of a $10,000 Investment


            Intermediate                 Intermediate
           U.S. Government              U.S. Government            Merrill Lynch          -----------------------------------
         Securities Fund load       Securities Fund no load       Government Index                                   Since
                                                                                          Date       1 Year        Inception
 8/9/94                 9,650                        10,000                 10,000                                 (08/09/94)
3/31/95                 9,983                        10,342                 10,372        -----------------------------------
3/31/96                10,730                        11,116                 11,465        03/31/97   -0.13%/*/      4.05%/*/
3/31/97                11,106                        11,506                 11,955        -----------------------------------


The performance of the Brenton Intermediate U.S. Government Securities Fund is measured against the Merrill Lynch 3-7 year Government Index, which is generally representative of the performance of intermediate U.S. Government securities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.

--------------------------------------------------------------------------------

Message From The Investment Adviser                         Brenton Mutual Funds
--------------------------------------------------------------------------------


VALUE EQUITY FUND

We were pleased with the performance of the Fund during the 12-month period ended March 31, 1997. During the period, the Fund's return slightly trailed the S&P 500 but was ahead of the average equity fund. The last year has been a difficult environment for portfolio managers to outperform the S&P 500 as market leadership has narrowed to a small group of highly favored large capitalization stocks. Small capitalization stocks significantly underperformed large capitalization stocks during the period which hurt the returns for many portfolio managers.

The stock market started out the new year with strong returns in January only to lose much of its early gains in March when the Fed raised interest rates by 0.25%. Interest rate sensitive stocks, such as banks, insurance companies, utilities and oils were hit the hardest by the rise in rates. Financial stocks, while one of the leading sectors of the market last year, will most likely lag the market averages in the near future as investors sort through the potential for additional interest rate hikes. We would not be surprised to see cyclical stocks, such as capital goods and retailers, perform better in the coming weeks as investors anticipate higher interest rates.

Over the last year, investors have increasingly focused on the slowdown in the growth rate of corporate earnings. Earnings are still growing, but at a slower pace compared to the last several years. Corporations appear to have increased the earnings gains achieved from downsizing and productivity enhancements. During periods of slowing earnings growth, investors favor large capitalization stocks which have the potential to generate very predictable and consistent earnings growth. Going forward, we believe earnings growth will remain slower which will favor large capitalization stocks. Our strategy of emphasizing high-quality growth companies that have a solid record of producing consistent earnings growth has historically worked well during this environment.

The decision by the Fed to raise interest rates, for the near-term, diminishes the positive environment the overall stock market has been enjoying the last two years. Stocks were on a roll during that time as interest rates were low, corporate earnings were good and inflation was stable. Now the stock market will be worrying about the potential for additional hikes in interest rates and the negative consequence this may have for future corporate earnings. During the near-term, we expect the stock market to exhibit volatility as first quarter corporate earnings and economic reports are announced. We do not believe the strength the economy has shown in the last six months is sustainable and that later in the year the economy should slow.

The stock market should perform better later in the year as a slowing economy reduces the need for additional rate hikes by the Fed. Although the growth rate of corporate earnings is slowing, earnings should still be up 5% to 10% this year and inflation should remain under control. These positive fundamentals should provide support for stocks going forward.

--------------------------------------------------------------------------------

Message From The Investment Adviser                        Brenton Mutual Funds
-------------------------------------------------------------------------------
                               Value Equity Fund
     Value of a $10,000 Investment

                                                                                           ---------------------------------------
           Equity Fund load         Equity Fund no load           S&P 500 Index                                          Since
                                                                                           Date         1 Year         Inception
 8/9/94               9,550                      10,000                  10,000                                        (08/09/94)
3/31/95              10,435                      10,925                  11,142            ---------------------------------------
3/31/96              13,162                      13,781                  14,713            03/31/97     12.16%/*/       17.91%/*/
3/31/97              15,457                      16,184                  17,623            ---------------------------------------


The performance of the Brenton Value Equity Fund is measured against the Standard & Poor's 500 Index, which is generally representative of the performance of the stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.

U.S. GOVERNMENT MONEY MARKET FUND(/1/)

Since the Federal Reserve increased the Fed Funds rate by 0.25% last March, the average maturity of the Fund is now slightly shorter than normal in anticipation of additional interest rate increases by the Fed. We expect a further increase of 0.25% to 0.50% in rates which could occur gradually over the next few months. As rates rise, we will look for opportunities to begin lengthening the average maturity of the Fund to take advantage of higher rates. We continue to maintain high credit quality in the Fund and have invested only in direct obligations of the U.S. Government or its agencies.

Thank you for your continuing support of the Brenton Mutual Funds. We will continue to do our best to meet your investment needs. If you have any questions, would like a prospectus, or require any assistance, please contact your investment representative or call 1-800-706-FUND.

Sincerely,

/s/ Douglas P. Muenzemay
------------------------

Douglas P. Muenzenmay
Trust Investment Officer/Portfolio Manager
Brenton Bank

FOR MORE COMPLETE INFORMATION ON ANY OF THE BRENTON MUTUAL FUNDS, INCLUDING FEES, EXPENSES AND SALES CHARGES, PLEASE CALL 1-800-706-FUND FOR A FREE PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

THE INVESTMENT RETURN AND NET ASSET VALUE (NAV) WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE COMPOSITION OF THE FUNDS' HOLDINGS IS SUBJECT TO CHANGE.

/1/An investment in the Fund is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value (NAV) of $1 per share.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                         Report of Independent Auditors
                                     Page 6

                      Statements of Assets and Liabilities
                                     Page 7

                            Statements of Operations
                                     Page 8

                      Statements of Changes in Net Assets
                                     Page 9

                       Schedules of Portfolio Investments
                                    Page 11

                         Notes to Financial Statements
                                    Page 15

                              Financial Highlights
                                    Page 20

Report of Independent Auditors                             Brenton Mutual Funds
-------------------------------------------------------------------------------


To the Shareholders and Trustees of
 The Coventry Group--Brenton Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of the Brenton Mutual Funds (one of the series of portfolios constituting The Coventry Group, comprising, respectively, Brenton U.S. Government Money Market Fund, Brenton Intermediate U.S. Government Securities Fund, and the Brenton Value Equity Fund) as of March 31, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights presented herein for each of the respective years or periods in the period ended March 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Brenton Mutual Funds of The Coventry Group as of March 31, 1997, the results of their operations, the changes in their net assets and the financial highlights presented herein for each of the respective years or periods in the period ended March 31, 1997, in conformity with generally accepted accounting principles.

               Ernst & Young LLP

Columbus, Ohio
May 9, 1997


-------------------------------------------------------------------------------

THE COVENTRY GROUP
BRENTON MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

                                                     INTERMEDIATE
                                   U.S. GOVERNMENT  U.S. GOVERNMENT    VALUE
                                    MONEY MARKET      SECURITIES      EQUITY
                                        FUND             FUND          FUND
                                   ---------------  --------------- -----------
             ASSETS:
Investments, at value (cost
 $38,923,451; $34,750,178 and
 $31,596,352, respectively)......    $38,923,451      $33,915,425   $41,784,263
Interest and dividends
 receivable......................         18,295          444,678        77,855
Prepaid expenses and other
 assets..........................            477              430         1,844
                                     -----------      -----------   -----------
    Total Assets.................     38,942,223       34,360,533    41,863,962
                                     -----------      -----------   -----------
          LIABILITIES:
Dividends payable................        130,439          162,573        80,937
Due to custodian.................          4,050
Payable to brokers for securities
 purchased.......................      3,975,830
Accrued expenses and other
 payables:
  Investment advisory fees.......          4,238           13,106        25,146
  Administration fees............          1,238            1,118         1,405
  Distribution and shareholder
   service fees..................          1,413            1,477         1,848
  Custodian, accounting and
   transfer agent fees...........          9,884            6,536         8,696
  Legal and audit fees...........         14,482           13,196        15,557
  Printing fees..................          4,924            4,700         3,692
  Other..........................             92               70            23
                                     -----------      -----------   -----------
    Total Liabilities............      4,146,590          202,776       137,304
                                     -----------      -----------   -----------
           NET ASSETS:
Capital..........................     34,795,373       34,982,636    31,865,283
Undistributed (distributions in
 excess of)
 net investment income (loss)....            626           16,890        (6,169)
Net unrealized appreciation
 (depreciation) from investments.                        (834,753)   10,187,911
Accumulated undistributed net
 realized gains (losses) from
 investment transactions.........           (366)          (7,016)     (320,367)
                                     -----------      -----------   -----------
    Net Assets...................    $34,795,633      $34,157,757   $41,726,658
                                     ===========      ===========   ===========
Outstanding units of beneficial
 interest (shares)...............     34,795,400        3,445,205     2,820,271
                                     ===========      ===========   ===========
Net asset value--redemption price
 per share.......................    $      1.00      $      9.91   $     14.80
                                     ===========      ===========   ===========
Maximum Sales Charge.............                            3.50%         4.50%
                                                      -----------   -----------
Maximum Offering Price per share
 (100%/(100%-Maximum Sales
 Charge) of net asset value
 adjusted to nearest cent).......    $      1.00(a)   $     10.27   $     15.50
                                     ===========      ===========   ===========

------
(a) Offering price and redemption price are the same for the U.S. Government Money Market Fund.

                       See notes to financial statements.

THE COVENTRY GROUP
BRENTON MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED MARCH 31, 1997

                                                     INTERMEDIATE
                                    U.S. GOVERNMENT U.S. GOVERNMENT
                                     MONEY MARKET     SECURITIES    VALUE EQUITY
                                         FUND            FUND           FUND
                                    --------------- --------------- ------------
INVESTMENT INCOME:
Interest income...................    $1,654,372      $2,206,602     $
Dividend income...................        49,221          45,399        805,035
                                      ----------      ----------     ----------
  Total Income....................     1,703,593       2,252,001        805,035
                                      ----------      ----------     ----------
EXPENSES:
Investment advisory fees..........       127,413         151,209        257,306
Administration fees...............        63,625          67,546         74,135
Distribution and shareholder
 services fees....................       159,356         169,189        185,837
Custodian and accounting fees.....        43,806          41,471         39,948
Legal and audit fees..............        16,955          16,365         20,685
Organization costs................         3,087             610            637
Trustees' fees and expenses.......         1,916           1,818          1,892
Transfer agent fees...............        36,321          26,928         40,061
Registration and filing fees......         3,859           8,104          6,198
Printing costs....................        11,065          11,837         15,857
Other.............................         1,905           1,899          1,460
                                      ----------      ----------     ----------
  Total Expenses..................       469,308         496,976        644,016
Less: Fee waivers and expense
 reimbursements                         (223,144)       (152,302)      (167,305)
                                      ----------      ----------     ----------
  Net Expenses....................       246,164         344,674        476,711
                                      ----------      ----------     ----------
Net Investment Income.............     1,457,429       1,907,327        328,324
                                      ----------      ----------     ----------
REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS:
Net realized gains (losses) from
 investment transactions..........            30          25,161        502,713
Net change in unrealized
 appreciation (depreciation) from
 investments......................                      (814,536)     5,121,200
                                      ----------      ----------     ----------
Net realized/unrealized gains
 (losses) from investments........            30        (789,375)     5,623,913
                                      ----------      ----------     ----------
Change in net assets resulting
 from operations..................    $1,457,459      $1,117,952     $5,952,237
                                      ==========      ==========     ==========

                       See notes to financial statements.

THE COVENTRY GROUP
BRENTON MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                           INTERMEDIATE
                           U.S. GOVERNMENT MONEY          U.S. GOVERNMENT
                                MARKET FUND               SECURITIES FUND
                         ---------------------------  ------------------------
                          YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                          MARCH 31,      MARCH 31,     MARCH 31,    MARCH 31,
                             1997          1996          1997         1996
                         ------------  -------------  -----------  -----------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income.. $  1,457,429  $   1,742,090  $ 1,907,327  $ 1,702,592
 Net realized gains
  (losses) from
  investment
  transactions..........           30            129       25,161       52,778
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........                                 (814,536)     (98,776)
                         ------------  -------------  -----------  -----------
Change in net assets
   resulting from
operations..............    1,457,459      1,742,219    1,117,952    1,656,594
                         ------------  -------------  -----------  -----------
DISTRIBUTIONS TO
SHAREHOLDERS:
 From net investment
  income................   (1,457,429)    (1,742,090)  (1,906,249)  (1,681,389)
 In excess of net
  investment income.....
 Dividends to
  shareholders from net
  realized gains from
  investment
  transactions..........                                  (25,161)
 In excess of net
  realized gains........                                   (6,612)
                         ------------  -------------  -----------  -----------
Change in net assets
 from shareholder
 distributions..........   (1,457,429)    (1,742,090)  (1,938,022)  (1,681,389)
                         ------------  -------------  -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................   89,015,767    113,364,161    9,073,851   23,288,320
 Dividends reinvested...      177,120         64,614      430,122      295,157
 Cost of shares
  redeemed..............  (89,833,623)  (105,802,190)  (8,916,346)  (5,606,941)
                         ------------  -------------  -----------  -----------
 Change in net assets
  from capital share
  transactions..........     (640,736)     7,626,585      587,627   17,976,536
                         ------------  -------------  -----------  -----------
 Change in net assets...     (640,706)     7,626,714     (232,443)  17,951,741
NET ASSETS:
 Beginning of period....   35,436,339     27,809,625   34,390,200   16,438,459
                         ------------  -------------  -----------  -----------
 End of period.......... $ 34,795,633  $  35,436,339  $34,157,757  $34,390,200
                         ============  =============  ===========  ===========
SHARE TRANSACTIONS:
 Issued.................   89,015,767    113,364,161      900,765    2,259,352
 Reinvested.............      177,120         64,614       42,750       28,770
 Redeemed...............  (89,833,639)  (105,802,190)    (888,437)    (544,042)
                         ------------  -------------  -----------  -----------
Change in shares........     (640,752)     7,626,585       55,078    1,744,080
                         ============  =============  ===========  ===========

                       See notes to financial statements

THE COVENTRY GROUP
BRENTON MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                           VALUE EQUITY
                                                               FUND
                                                      ------------------------
                                                      YEAR ENDED   YEAR ENDED
                                                       MARCH 31,    MARCH 31,
                                                         1997         1996
                                                      -----------  -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income............................... $   328,324  $   192,540
 Net realized gains (losses) from investment
  transactions.......................................     502,713      900,818
 Net change in unrealized appreciation (depreciation)
  from investments...................................   5,121,200    4,109,404
                                                      -----------  -----------
Change in net assets resulting from operations.......   5,952,237    5,202,762
                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income..........................    (328,324)    (190,473)
 In excess of net investment income..................      (6,955)
 Dividends to shareholders from net realized gains
  from investment
  transactions.......................................    (502,713)  (1,166,653)
 In excess of net realized gains.....................    (200,285)
                                                      -----------  -----------
Change in net assets from shareholder distributions..  (1,038,277)  (1,357,126)
                                                      -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued.........................  12,165,965   14,541,750
 Dividends reinvested................................     700,687      860,805
 Cost of shares redeemed.............................  (8,406,836)  (2,523,709)
                                                      -----------  -----------
 Change in net assets from capital share
  transactions.......................................   4,459,816   12,878,846
                                                      -----------  -----------
 Change in net assets................................   9,373,776   16,724,482
NET ASSETS:
 Beginning of period.................................  32,352,882   15,628,400
                                                      -----------  -----------
 End of period....................................... $41,726,658  $32,352,882
                                                      ===========  ===========
SHARE TRANSACTIONS:
 Issued..............................................     858,261    1,193,101
 Reinvested..........................................      49,747       70,242
 Redeemed............................................    (586,543)    (206,938)
                                                      -----------  -----------
Change in shares.....................................     321,465    1,056,405
                                                      ===========  ===========

                       See notes to financial statements.

THE COVENTRY GROUP
BRENTON U.S. GOVERNMENT MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1997

  SHARES OR
  PRINCIPAL                         SECURITY                          AMORTIZED
   AMOUNT                          DESCRIPTION                          COST
 ----------- ------------------------------------------------------  -----------
 U.S. GOVERNMENT AGENCIES (108.9%):
 Federal Farm Credit Bank:
 $ 5,000,000 5.45%*, 4/7/97........................................  $ 4,995,458
   3,000,000 5.16%*, 4/10/97.......................................    2,996,130
   2,000,000 5.55%*, 6/30/97.......................................    1,972,250
   1,500,000 5.85%, 8/1/97.........................................    1,500,449
 Federal Home Loan Bank:
  11,000,000 6.45%*, 4/1/97........................................   11,000,000
   4,120,000 5.21%*, 4/3/97........................................    4,118,807
   5,000,000 5.23%*, 7/28/97.......................................    4,914,368
   1,000,000 5.21%*, 9/8/97........................................      976,844
   1,500,000 5.42%*, 12/4/97.......................................    1,444,219

  SHARES OR
  PRINCIPAL                         SECURITY                          AMORTIZED
   AMOUNT                         DESCRIPTION                           COST
 ----------- -----------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Tennessee Valley Authority:
 $ 2,000,000 5.50%*, 4/24/97......................................   $ 1,993,266
   2,000,000 5.51%*, 5/27/97......................................     1,983,160
                                                                     -----------
   Total U.S. Government Agencies                                     37,894,951
                                                                     -----------
 INVESTMENT COMPANIES (3.0%):
   1,028,500 Dreyfus Treasury Prime Money Market Portfolio........     1,028,500
                                                                     -----------
   Total Investment Companies                                          1,028,500
                                                                     -----------
   Total (Cost--$38,923,451)(a)                                      $38,923,451
                                                                     ===========

------
* Effective Yield at date of purchase.
Percentages indicated are based on net assets of $34,795,633.
(a) Cost and value for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

THE COVENTRY GROUP
BRENTON INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1997

 SHARES OR
 PRINCIPAL                          SECURITY                           MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- -------------------------------------------------------  -----------
 U.S. GOVERNMENT AGENCIES (75.5%):
 Federal Home Loan Bank:
 $1,000,000 7.02%, 7/6/99..........................................  $ 1,010,000
  1,000,000 5.97%, 11/8/99.........................................      987,170
  2,000,000 6.50%, 6/5/02..........................................    1,963,740
  1,000,000 6.89%, 4/6/04..........................................      992,170
  1,000,000 7.36% 7/1/04...........................................    1,017,070
  1,000,000 7.32%, 4/21/05.........................................    1,007,430
  3,000,000 6.32%, 6/28/05.........................................    2,838,240
  1,000,000 6.15%, 11/28/05........................................      933,660
 Federal Home Loan Mortgage Corporation:
  1,500,000 6.55%, 10/2/02.........................................    1,474,395
  1,982,911 7.50%, 5/1/03, Gold....................................    1,997,783
  1,000,000 6.75%, 8/1/05..........................................      972,590
  1,000,000 5.90%, 2/14/06.........................................      916,340
  1,000,000 6.28%, 3/6/06..........................................      939,460
    414,424 7.00%, 5/25/06.........................................      408,046
  1,246,591 6.50%, 7/1/08..........................................    1,205,291
    730,623 6.50%, 3/1/09..........................................      706,643
  1,373,256 7.00%, 11/1/10.........................................    1,352,218
  2,492,655 7.50%, 11/1/17.........................................    2,464,612
  1,803,799 7.50%, 12/1/25.........................................    1,771,096

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc.:
 $  863,303 7.00%, 5/1/10.........................................   $   846,840
                                                                     -----------
   Total U.S. Government Agencies                                     25,804,794
                                                                     -----------
 U.S. TREASURY BILLS (0.7%):
    250,000 5.15%, 7/17/97........................................       246,098
                                                                     -----------
   Total U.S. Treasury Bills                                             246,098
                                                                     -----------
 U.S. TREASURY NOTES (18.9%):
  1,000,000 6.13%, 3/31/98........................................     1,000,710
  2,000,000 6.38%, 1/15/99........................................     2,000,220
  2,500,000 6.25%, 1/31/02........................................     2,447,275
  1,000,000 7.00%, 7/15/06........................................     1,002,610
                                                                     -----------
   Total U.S. Treasury Notes                                           6,450,815
                                                                     -----------
 INVESTMENT COMPANIES (4.1%):
  1,413,718 Goldman Federal Portfolio Money Market Portfolio......     1,413,718
                                                                     -----------
   Total Investment Companies                                          1,413,718
                                                                     -----------
   Total (Cost--$34,750,178)(a)                                      $33,915,425
                                                                     ===========

------
Percentages indicated are based on net assets of $34,157,757.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized depreciation of securities as follows:

    Unrealized appreciation........... $  30,650
    Unrealized depreciation...........  (865,403)
                                       ---------
    Net unrealized depreciation....... $(834,753)
                                       =========

                       See notes to financial statements.

THE COVENTRY GROUP
BRENTON VALUE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (96.7%):
 Aerospace/Defense (1.4%):
    11,000 General Motors Corp.--Class H..........................   $   596,750
                                                                     -----------
 Auto Parts (1.5%):
    12,000 TRW, Inc...............................................       621,000
                                                                     -----------
 Banks (5.1%):
     8,000 BankAmerica Corp.......................................       806,000
    20,000 Barnett Banks, Inc.....................................       930,000
     1,400 Wells Fargo & Co.......................................       397,775
                                                                     -----------
                                                                       2,133,775
                                                                     -----------
 Beverages--Non-alcoholic (2.5%):
     9,200 Coca-Cola Co...........................................       514,050
    16,700 PepsiCo, Inc...........................................       544,837
                                                                     -----------
                                                                       1,058,887
                                                                     -----------
 Beverages--Wines & Spirits (1.7%):
    17,400 Anheuser-Busch Cos., Inc...............................       732,975
                                                                     -----------
 Capital Equipment (2.0%):
    10,000 Illinois Tool Works, Inc...............................       816,250
                                                                     -----------
 Chemicals--Diversified (1.1%):
     4,300 Du Pont (E.I.) de Nemours & Co.........................       455,800
                                                                     -----------
 Chemicals--Specialty (3.8%):
    10,900 Great Lakes Chemical Corp..............................       501,400
    12,000 IMC Global, Inc........................................       433,500
    21,000 Sigma-Aldrich Corp.....................................       648,375
                                                                     -----------
                                                                       1,583,275
                                                                     -----------
 Computer Software (2.5%):
    16,000 Electronic Data Systems Corp...........................       646,000
    10,600 Oracle Corp.(b)........................................       408,762
                                                                     -----------
                                                                       1,054,762
                                                                     -----------
 Diversified Operations (5.8%):
     7,500 General Electric Co....................................       744,375
     8,100 Minnesota Mining & Manufacturing Co....................       684,450
    12,000 Varian Associates Inc..................................       642,000
    21,000 Viad Corp..............................................       336,000
                                                                     -----------
                                                                       2,406,825
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Electrical Equipment (2.6%):
  13,000   AMP, Inc...............................................   $   446,875
  14,000   Emerson Electric Co....................................       630,000
                                                                     -----------
                                                                       1,076,875
                                                                     -----------
 Electronic Components (2.7%):
   5,000   Intel Corp.............................................       695,625
   7,000   Motorola, Inc..........................................       422,625
                                                                     -----------
                                                                       1,118,250
                                                                     -----------
 Financial Services (4.2%):
  24,000   Capital One Financial Corp.............................       894,000
  11,900   MGIC Investment Corp...................................       841,925
                                                                     -----------
                                                                       1,735,925
                                                                     -----------
 Food Products & Services (3.9%):
  15,600   ConAgra, Inc...........................................       846,300
  19,300   Sara Lee Corp..........................................       781,650
                                                                     -----------
                                                                       1,627,950
                                                                     -----------
 Health Care--Drugs (5.8%):
  12,000   American Home Products Corp............................       720,000
  15,000   Bristol Myers Squibb Co................................       885,000
   9,600   Merck & Co., Inc.......................................       808,800
                                                                     -----------
                                                                       2,413,800
                                                                     -----------
 Health Care--General Products (0.7%):
   5,400   Johnson & Johnson......................................       285,525
                                                                     -----------
 Health Care--Hospitals (1.6%):
  19,950   Columbia/HCA Healthcare Corp...........................       670,819
                                                                     -----------
 Household--General Products (1.8%):
  22,500   Newell Co..............................................       753,750
                                                                     -----------
 Insurance (5.8%):
  14,000   ReliaStar Financial Corp...............................       827,750
  19,300   Safeco Corp............................................       772,000
  11,600   UNUM Corp..............................................       846,800
                                                                     -----------
                                                                       2,446,550
                                                                     -----------
 Leisure & Recreation (1.3%):
  20,000   Brunswick Corp.........................................       537,500
                                                                     -----------
 Non-hazardous Waste Disposal (1.6%):
  21,400   WMX Technologies, Inc..................................       655,375
                                                                     -----------

                                   Continued

THE COVENTRY GROUP
BRENTON VALUE EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 MARCH 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Office Automation & Equipment (1.3%):
     9,000 Pitney Bowes, Inc......................................   $   528,750
                                                                     -----------
 Oil Companies--Integrated (4.6%):
     8,800 Amoco Corp.............................................       762,300
     4,400 Exxon Corp.............................................       474,100
     5,300 Mobil Corp.............................................       692,313
                                                                     -----------
                                                                       1,928,713
                                                                     -----------
 Oil Field Services (2.1%):
     8,000 Schlumberger Ltd.......................................       858,000
                                                                     -----------
 Paint & Related Products (1.9%):
    29,800 Sherwin-Williams Co....................................       804,600
                                                                     -----------
 Paper & Related Products (2.2%):
     9,400 Kimberly-Clark Corp....................................       934,125
                                                                     -----------
 Restaurants (1.2%):
    10,300 McDonald's Corp........................................       486,675
                                                                     -----------
 Retail--Convenience Stores (1.2%):
    26,800 Casey's General Stores, Inc............................       515,900
                                                                     -----------
 Retail--General Merchandise (1.7%):
    17,700 Costco Cos, Inc. (b)...................................       488,963
     7,000 Dillard Department Stores, Inc.........................       220,500
                                                                     -----------
                                                                         709,463
                                                                     -----------
 Retail--Specialty Stores (2.5%):
     3,800 Home Depot, Inc........................................       203,300
     7,000 Lowe's Cos., Inc.......................................       622,125
     7,500 Toys "R" Us, Inc. (b)..................................       210,000
                                                                     -----------
                                                                       1,035,425
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Soap & Cleaning Preparations (0.8%):
    21,000 Dial Corp..............................................   $   338,625
                                                                     -----------
 Tobacco (1.8%):
     6,515 Philip Morris Cos., Inc................................       743,524
                                                                     -----------
 Utilities--Electric (6.3%):
    12,500 AES Corp. (b)..........................................       700,000
    29,000 Boston Edison Co.......................................       761,250
    26,000 Houston Industries, Inc................................       542,750
    28,800 Ohio Edison Co.........................................       608,400
                                                                     -----------
                                                                       2,612,400
                                                                     -----------
 Utilities--Gas & Pipeline (2.0%):
    15,300 Sonat, Inc.............................................       833,850
                                                                     -----------
 Utilities--Telephone (4.6%):
    14,800 GTE Corp...............................................       690,050
     9,900 SBC Communications, Inc................................       520,988
    32,000 WorldCom, Inc. (b).....................................       704,000
                                                                     -----------
                                                                       1,915,038
                                                                     -----------
 Wholesale (3.1%):
    13,000 Arrow Electronics, Inc. (b)............................       732,875
    17,000 Sysco Corp.............................................       580,125
                                                                     -----------
                                                                       1,313,000
                                                                     -----------
   Total Common Stocks                                                40,340,706
                                                                     -----------
 INVESTMENT COMPANIES (3.4%):
 1,443,558 Goldman Federal Money Market Portfolio.................     1,443,557
                                                                     -----------
   Total Investment Companies                                          1,443,557
                                                                     -----------
   Total (Cost--$31,596,352)(a)                                      $41,784,263
                                                                     ===========

------
Percentages indicated are based on net assets of $41,726,658.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.......... $10,724,532
    Unrealized depreciation..........    (536,621)
                                      -----------
    Net unrealized appreciation...... $10,187,911
                                      ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE COVENTRY GROUP
BRENTON MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                MARCH 31, 1997

1. ORGANIZATION:

 The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. Between the date of organization and the date of commencement of operations of the Brenton U.S. Government Money Market Fund, the Brenton Intermediate U.S. Government Securities Fund, and the Brenton Value Equity Fund, (individually, a "Fund"; collectively, the "Funds"), a series of the Group, the Funds earned no investment income and had no operations other than incurring organizational expenses.

 The Brenton U.S. Government Money Market Fund's investment objective is to seek current income consistent with maintaining liquidity and stability of principal. The Fund invests exclusively in short-term U.S. Treasury bills and notes and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). The investment objective of the Brenton Intermediate U. S. Government Securities Fund is to seek total return consistent with the production of current income and the preservation of capital. The Fund invests primarily in U.S. Government Obligations and intends to maintain a dollar-weighted average portfolio maturity of 3 to 10 years. The investment objective of the Brenton Value Equity Fund is long-term capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities.

 The Group is authorized to issue an unlimited number of shares which are equal units of beneficial interest with a par value of $0.01 per share. Sales of Fund shares may be made to the general public.

2. SIGNIFICANT ACCOUNTING PRINCIPLES:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that effect the reported amounts and disclosures. Actual amounts could differ from those estimates.

   SECURITIES VALUATION:

   Investments of the Brenton U.S. Government Money Market Fund are valued at either amortized cost, which approximates market value, or at original cost which when combined with accrued interest approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Brenton U.S. Government Money Market Fund may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such investment is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

                                   Continued

THE COVENTRY GROUP
BRENTON MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1997

   Investments in common and preferred stocks, commercial paper, corporate bonds, municipal bonds, U.S. Government securities and U.S. Government agency securities of the Brenton Intermediate U.S. Government Securities Fund and the Brenton Value Equity Fund (collectively "the variable net asset value funds") are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value or as determined in good faith by the investment adviser under the supervision of the Group's Board of Trustees. The difference between the cost and market values of investments held by the variable net asset value funds is reflected as either unrealized appreciation or depreciation.

   SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   REPURCHASE AGREEMENTS:

   The Funds may acquire repurchase agreements from financial institutions such as bank, brokers, or dealers that the investment adviser deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under an agreement to repurchase is required to maintain with the Fund's custodian, another qualified custodian or in the Federal Reserve/Treasury book-entry system, the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

   DIVIDENDS TO SHAREHOLDERS:

   Dividends from net investment income are declared daily and paid monthly for the U.S. Government Money Market Fund. Dividends from net investment income are declared and paid monthly for the Intermediate U.S. Government Securities Fund. Dividends from net investment income are declared and paid quarterly for the Value Equity Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for each Fund.

                                   Continued

THE COVENTRY GROUP
BRENTON MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1997

   Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs, expiring capital loss carry forwards and deferrals of certain losses.

   FEDERAL INCOME TAXES:

   It is the policy of each of the Funds to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve each of the Funds from all, or substantially all, federal income taxes. For federal income tax purposes, the Brenton U.S. Government Money Market Fund as of March 31, 1997, has capital loss carryforwards of $353 (expires in FYE 2005) which are available to offset future capital gains.

   EXPENSES:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Expenses relating to the Funds collectively are prorated to the Funds on the basis of each Fund's relative net assets. Other expenses for the Group are prorated to the Funds and any other portfolios of the Group on the basis of relative net assets.

   ORGANIZATION COSTS:

   All expenses in connection with the Funds' organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Funds. Such expenses are being amortized over a period of two years commencing with the date of the initial public offering.

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1997 are as follows:

                                                                      PROCEEDS
                                                                        FROM
                                                          PURCHASES     SALES
                                                         ----------- -----------
Intermediate U.S. Government Securities Fund............ $25,713,224 $27,305,937
Value Equity Fund.......................................  11,266,580   6,104,925

4. RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to the Group by Brenton Bank. Under the terms of the investment advisory agreement, Brenton Bank is entitled to receive fees computed daily based on a percentage of the

                                   Continued

THE COVENTRY GROUP
BRENTON MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1997

 average net assets of each Fund. Brenton Bank also serves as custodian to the Funds. The Northern Trust Company serves as sub-investment adviser to the U.S. Government Money Market Fund. For such services, the Northern Trust Company receives an annual fee of 0.08% of the U.S. Government Money Market Fund's average daily net assets.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc.

 BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed daily as a percentage of the average net assets of each of the Funds.

 BISYS Ohio serves as transfer agent to the Funds. Under the terms of the transfer agency agreement, BISYS Ohio is entitled to receive fees based upon a specified amount per shareholder with specified minimum per portfolio amounts and surcharges, plus certain out-of-pocket expenses. BISYS Ohio also serves as fund accountant. Under the terms of the fund accounting agreement, BISYS Ohio receives fees monthly at an annual rate of $30,000 for the U.S. Government Money Market Fund, the Intermediate U.S. Government Securities Fund, and the Value Equity Fund, plus certain out-of-pocket expenses.

 The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed .50% of the average daily net asset value of the Funds. These fees are used by BISYS to pay banks, including Brenton Bank, brokers, dealers and other institutions, or to reimburse BISYS or its affiliates, for administration, distribution and shareholder services in connection with the distribution of Fund shares.

                                   Continued

THE COVENTRY GROUP
BRENTON MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1997

 Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the year ended March 31, 1997:

                                                 U.S.    INTERMEDIATE
                                              GOVERNMENT     U.S.
                                                MONEY     GOVERNMENT   VALUE
                                                MARKET    SECURITIES   EQUITY
                                                 FUND        FUND       FUND
                                              ---------- ------------ --------
INVESTMENT ADVISOR FEES:
Annual fee before voluntary fee reductions         0.40%       0.45%      0.69%
 (percentage of average net assets)..........
Voluntary fee reductions.....................  $ 79,694          NA         NA
ADMINISTRATION FEES:
Annual fee (percentage of average net              0.20%       0.20%      0.20%
assets)......................................
12B-1 FEES
Annual fee before voluntary fee reductions         0.50%       0.50%      0.50%
 (percentage of average net assets)..........
Voluntary fee reductions.....................  $143,450    $152,302   $167,305
CUSTODIAN AND ACCOUNTING FEES:...............  $ 43,806    $ 41,471   $ 39,948
TRANSFER AGENT FEES:.........................  $ 36,321    $ 26,928   $ 40,061

5.FEDERAL INCOME TAX INFORMATION (UNAUDITED):

 Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The U.S. Government Money Market Fund, The Intermediate U.S. Government Securities Fund, and The Value Equity Fund had deferred losses of $13, $7,016, and $320,367 respectively, which will be treated as arising on the first day of the fiscal year ending March 31, 1998.

 During the year ended March 31, 1997, the following Portfolios declared long-term capital gain distributions in the following amounts:

  FUND                                           AMOUNT
  ----                                          --------
  Intermediate U.S. Government Securities Fund  $ 10,262
  Value Equity Fund                             $703,998

 For the taxable year ended March 31, 1997, 79.41% of income dividends paid by the Brenton Value Equity Fund qualify for the dividends received deduction available to corporations.

THE COVENTRY GROUP
BRENTON MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                U.S. GOVERNMENT           INTERMEDIATE U.S. GOVERNMENT
                               MONEY MARKET FUND                 SECURITIES FUND
                         -----------------------------    -----------------------------
                           YEAR      YEAR    AUGUST 9,      YEAR      YEAR    AUGUST 9,
                           ENDED     ENDED    1994 TO       ENDED     ENDED    1994 TO
                         MARCH 31, MARCH 31, MARCH 31,    MARCH 31, MARCH 31, MARCH 31,
                           1997      1996    1995 (A)       1997      1996    1995 (A)
                         --------- --------- ---------    --------- --------- ---------
NET ASSET VALUE,
BEGINNING OF PERIOD.....  $  1.00   $  1.00   $  1.00      $ 10.14   $  9.99   $ 10.00
                          -------   -------   -------      -------   -------   -------
INVESTMENT ACTIVITIES
 Net investment income..    0.046     0.050     0.028         0.57      0.59      0.35
 Net realized and
  unrealized gains
  (losses) from
  investments...........       --        --        --        (0.22)     0.15     (0.02)
                          -------   -------   -------      -------   -------   -------
  Total from Investment
   Activities...........    0.046     0.050     0.028         0.35      0.74      0.33
                          -------   -------   -------      -------   -------   -------
DISTRIBUTIONS
 Net investment income..   (0.046)   (0.050)   (0.028)       (0.57)    (0.59)    (0.34)
 Net realized gains from
  investments...........       --        --        --        (0.01)       --        --
                          -------   -------   -------      -------   -------   -------
  Total Distributions...   (0.046)   (0.050)    0.028        (0.58)    (0.59)    (0.34)
                          -------   -------   -------      -------   -------   -------
NET ASSET VALUE, END OF
PERIOD..................  $  1.00   $  1.00   $  1.00      $  9.91   $ 10.14   $  9.99
                          =======   =======   =======      =======   =======   =======
Total Return (excludes
sales charge)...........     4.67%     5.12%     2.84%(b)     3.51%     7.48%     3.42%(b)
RATIOS/SUPPLEMENTARY
DATA:
 Net Assets at end of
  period (000)..........  $34,796   $35,436   $27,810      $34,158   $34,390   $16,438
 Ratio of expenses to
  average net assets....     0.77%     0.75%     0.97%(c)     1.02%     1.07%     1.53%(c)
 Ratio of net investment
  income to average net
  assets................     4.57%     4.99%     4.37%(c)     5.64%     5.82%     5.71%(c)
 Ratio of expenses to
  average net assets*...     1.47%     1.46%     1.66%(c)     1.47%     1.55%     2.03%(c)
 Ratio of net investment
  income to average net
  assets*...............     3.87%     4.28%     3.68%(c)     5.19%     5.34%     5.21%(c)
 Portfolio Turnover.....       --        --        --        78.95%    30.85%    20.69%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                      See notes to financial statements.

THE COVENTRY GROUP
BRENTON MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                     VALUE EQUITY
                                                         FUND
                                             -------------------------------
                                               YEAR        YEAR    AUGUST 9,
                                               ENDED       ENDED    1994 TO
                                             MARCH 31,   MARCH 31, MARCH 31,
                                               1997        1996    1995 (A)
                                             ---------   --------- ---------
NET ASSET VALUE, BEGINNING OF PERIOD........  $ 12.95     $ 10.83   $ 10.00
                                              -------     -------   -------
INVESTMENT ACTIVITIES
 Net investment income......................     0.13        0.10      0.09
 Net realized and unrealized gains (losses)
  from investments..........................     2.11        2.70      0.83
                                              -------     -------   -------
  Total from Investment Activities..........     2.24        2.80      0.92
                                              -------     -------   -------
DISTRIBUTIONS
 Net investment income......................    (0.13)      (0.10)    (0.09)
 Net realized gains from investments........    (0.19)      (0.58)       --
 In excess of net realized gains from
  investments...............................    (0.07)
                                              -------     -------   -------
  Total Distributions.......................    (0.39)      (0.68)    (0.09)
                                              -------     -------   -------
NET ASSET VALUE, END OF PERIOD..............  $ 14.80     $ 12.95   $ 10.83
                                              =======     =======   =======
Total Return (excludes sales charge)........    17.44%      26.13%     9.25%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)..........  $41,727     $32,353   $15,628
 Ratio of expenses to average net assets....     1.28%       1.45%     1.80%(c)
 Ratio of net investment income to average
  net assets................................     0.88%       0.83%     1.39%(c)
 Ratio of expenses to average net assets*...     1.73%       1.92%     2.30%(c)
 Ratio of net investment income to average
  net assets*...............................     0.43%       0.36%     0.89%(c)
 Portfolio Turnover.........................    17.15%      43.80%    18.30%
 Average commission rate paid...............  $0.0824(d)       --        --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to the year ended March 31, 1997.

                      See notes to financial statements.

INVESTMENT ADVISER
Brenton Bank
400 Locust Street
Des Moines, Iowa

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005

AUDITORS
Ernst & Young LLP
10 West Broad Street
Suite 2300
Columbus, Ohio 43215



[LOGO OF BRENTON
 MUTUAL FUNDS APPEARS HERE]


     BRENTON BANK

  Investment Adviser





     ANNUAL REPORT
          TO
     SHAREHOLDERS
    March 31, 1997